Exhibit 10.14

股权质押协议

EQUITY INTEREST PLEDGE AGREEMENT

本股权质押协议（“本协议”）由以下各方于2021年11月24日在宁波订立：

This Equity Interest Pledge Agreement (this “Agreement”) is entered into in Ningbo as of November 24, 2021 by and among the following parties:

(1)	质权人（“Pledgee”）:

宁波车壹企业咨询有限公司，一家根据中华人民共和国（“中国”）法律在中国宁波注册成立的外商独资企业；

Ningbo Cheyi Enterprise Consulting Co., Ltd., a wholly foreign-owned enterprise registered in Ningbo, the People’s Republic of China (“China” or “PRC”), under the laws of China; and

(2)	出质人（“Pledgor”）:

每一个在附件1列明的个人（以下该等个人单独称为一名“出质人”，合称为“出质人”）;

Each of the persons listed under Schedule 1 (each, a “Pledgor” and collectively, the “Pledgors”)

(3)	目标公司（“Company”）:

浙江车壹网络科技有限公司，一家根据中国法律在中国杭州注册成立的有限责任公司；

Zhejiang Cheyi Network Technology Co., Ltd., a limited liability company registered in Hangzhou, the PRC, under the laws of China;

（以上质权人、出质人和目标公司单独称为“一方”，合称为“各方”）。

(Pledgee, each of the Pledgors, and the Company, a “Party”, and collectively the “Parties”).

序言

RECITALS

(A)	鉴于，出质人持有目标公司100%的股权；

WHEREAS, the Pledgors hold 100% equity interests in the Company;

(B)	鉴于，质权人和目标公司已于2021年11月24日签署了一份《独家服务总协议》（“服务协议”）；

WHEREAS, Pledgee and the Company entered into a Master Exclusive Service agreement dated November 24, 2021 (the “Service Agreement”);

(C)	鉴于，质权人、出质人和目标公司于2021年11月24日签署了一份《业务合作协议》（“业务合作协议”）；

WHEREAS, the Company, Pledgee and the Pledgors entered into a Business Cooperation Agreement dated November 24, 2021 (the “Business Cooperation Agreement”);

(D)	鉴于，质权人、出质人和目标公司于2021年11月24日签署了一份《独家购股权协议》（“独家购股权协议”，与服务协议和业务合作协议以及由出质人、质权人以及目标公司不时签订的各协议一同合称为“主协议”）；

WHEREAS, the Company, Pledgee and the Pledgors entered into an Exclusive Option Agreement dated November 24, 2021 (the “Exclusive Option Agreement”, together with the Service Agreement and the Business Cooperation Agreement and the agreements to be executed among the Pledgors, Pledgee and the Company from time to time, the “Principal Agreements”);

(E)	鉴于，质权人要求出质人无条件和不可撤销地将其持有的目标公司100%股权质押给质权人，作为对出质人、目标公司履行主协议项下义务的担保，且出质人同意提供该担保。

WHEREAS, Pledgee requests the Pledgors to pledge 100% equity interest of the Company they own to Pledgee unconditionally and irrevocably, as security for the performance of the obligations by the Pledgors and the Company under the Principal Agreements, and the Pledgors agree to provide such security.

(F)	有鉴于此，基于本协议中包含的各项前提、声明、保证、承诺和约定，各方愿意受其法律约束，并达成如下约定：

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

协议

AGREEMENT

1.	主协议

Principal Agreements

本协议各方认可并确认，本协议项下质押担保的主协议包括，服务协议、业务合作协议、独家购股权协议，以及由出质人、质权人以及目标公司不时签订的各协议。

All Parties hereto acknowledge and confirm that the Principal Agreements for which the security of pledge is provided hereunder include the Service Agreement, the Business Cooperation Agreement, the Exclusive Option Agreement and the agreements to be executed among the Pledgors, Pledgee and the Company from time to time.

2.	质押

The Pledge

出质人同意无条件和不可撤销地将其持有的全部目标公司股权（包括为该等股权支付的任何利息或股息）质押给质权人（“质押股权”），作为对出质人、目标公司履行主协议项下所有、一切义务的担保（“质押”）。本协议各方同意，以38958120元人民币（“初始登记金额”）作为本协议签订日主协议项下义务的估值进行初始质押登记。在主合同及本合同有效期内后续期限内，质权人在任何时候有权以任何理由要求出质人对初始登记金额进行调整，出质人应当根据质权人之要求及时完成调整。

Each of the Pledgors agrees to pledge all of the equity interest of the Company that he/she owns, including any interest or dividend paid for such equity interest (the “Pledged Equity Interest”) to Pledgee unconditionally and irrevocably, as a security for the performance of any and all obligations by the Pledgors and the Company under the Principal Agreements (the “Pledge”). Parties agree to use RMB 38958120 (the “Initial Registration Amount”) as the estimated value of the obligations by the Pledgors and the Company under the Principal Agreements for initial registration purpose. During the term of the Principal Agreements or this Agreement, Pledgee has the rights to request the Pledgors to amend the Initial Registration Amount for any reasons, and Pledgors shall promptly make such adjustments as requested.

3.	质押范围

The Scope of Pledge

本协议项下的质押所担保的范围包括出质人、目标公司在主协议下的全部欠款、义务和债务、为行使债权人权利和质权而发生的费用、质权人因出质人和/或目标公司的任何违约事件（定义见第8.1条）而遭受的全部直接、间接、衍生损失和可预计利益的丧失（该等损失的金额的依据包括但不限于质权人合理的商业计划和盈利预测、目标公司在服务协议项下应支付的服务费用）和任何其他相关费用（“担保债务”）。

The Pledge under this Agreement shall cover all indebtedness, obligations and liabilities of the Pledgors and the Company under the Principal Agreements, any fees for exercising the creditor's rights and the Pledge, all the direct, indirect and derivative losses and losses of anticipated profits, suffered by Pledgee, incurred as a result of any Event of Default (as defined in Section 8.1) (the amount of such loss shall be calculated in accordance with the reasonable business plan and profit forecast of Pledgee and the consulting and service fees payable to Pledgee under the Service Agreement, among other factors) and any other related expenses (the “Secured Indebtedness”).

为避免疑义，出质人出资金额或初始登记金额与质押范围或担保债务无关；质押范围、实际担保债务的金额完全不受出质人出资金额或初始登记金额的任何限制；任何出质人不得以任何方式、任何理由、通过任何程序主张或试图质押范围或担保债务应当受到出资金额或初始登记金额的任何限制。

For the avoidance of doubt, the amount of the Pledgors’ capital contribution or the Initial Registration Amount is in no event related to the scope of the Pledge; the scope of the Pledge or the Secured Indebtedness shall not in any way be limited by the amount of the Pledgors’ capital contribution or the Initial Registration Amount; no Pledgor should through any means, use any reasons or pursue any procedure to claim or attempt to claim that scope of the Pledge or the Secured Indebtedness shall in any way be limited by the amount of the Pledgors’ capital contribution or the Initial Registration Amount.

4.	质押期限

The Term of Pledge

4.1	本质权自本协议项下的质押股权出质在适格的市场监督管理局（“市监局”）登记之日起设立。除非(i)协议各方一致书面同意终止本协议，或(ii)主协议被履行完毕且令质权人满意，或(iii)直至所有主协议有效期已经届满或已经终止，否则质押将一直有效。为办理质押登记之目的，初始质押登记记载的有效期为50年，该期限届满后，根据质权人的要求，出质人应无条件配合质权人办理质押登记有限期的展期登记手续。

The Pledge shall become established on such date when the pledge of the Pledged Equity Interest contemplated herein is registered with the relevant administration for market regulation (the “AMR”). Unless (i) the Parties all agree to terminate this Agreement; (ii) the Principal Agreements have been fulfilled to the satisfaction of Pledgee; or (iii) all of the Principal Agreements have expired or been terminated, the Pledge shall be continuously effective and valid. For purpose of equity interest pledge registration, the term of initial pledge registration shall be 50 years. After the expiration of the term of initial pledge registration, Pledgee may at its sole discretion require the Pledgors to extend the term of the equity interest registration.

4.2	在质押有效期内，如果出质人或目标公司未能履行主协议项下各自的义务，质权人有权根据本协议规定处置全部或部分质押股权。

During the term of the Pledge, in the event that either the Pledgors or the Company fail to perform any of their respective obligations under the Principal Agreements, Pledgee shall have the right to dispose of the Pledged Equity Interest entirely or partially in accordance with the provisions of this Agreement.

4.3	质权人有权收取质押股权在质押期间内产生的股息。

Pledgee shall have the right to collect dividends generated by the Pledged Equity Interest during the term of the Pledge.

4.4	质权人对出质人任何违约的豁免、宽限或质权人延迟行使其在主协议及本协议项下的任何权利，均不能影响质权人在本协议和有关中国法律和主协议项下，在以后任何时候要求出质人严格执行主协议及本协议的权利或质权人因出质人随后违反主协议及/或本协议的义务而享有的权利。

Pledgee giving mercy to any of the Pledgors’ Event of Default (as defined in Section 8.1) or delaying exercising its rights under the Principle Agreements or this Agreement will not affect Pledgee’s right to request Pledgors to strictly execute the Principle Agreements and this Agreement at any times, or Pledgee’s right owing to the Pledgors’ violation of the Principle Agreements and/or this Agreement, according to the relevant Chinese laws, this Agreement and the Principle Agreement.

5.	登记

Registration

5.1	目标公司应(i)在本协议签署之日，在目标公司股东名册中登记质押，并向质权人提供该股东名册，且(ii)在本协议签署后尽可能最短的时间内（任何情况下不得晚于本协议签署后六十（60）个工作日)，向市监局提交质押登记申请，及取得相关的证明文件。出质人和目标公司应提交和完成中国法律、法规和市监局要求的所有文件和程序，以确保本协议下的质权有效设立并可强制执行。

The Company shall (i) on the date of execution of this Agreement, record the Pledge in the shareholders’ register of the Company and provide the shareholders’ register to Pledgee, and (ii) submit an application to the AMR for the registration of the Pledge as soon as practicable following the execution of this Agreement (no later than sixty (60) business days after the execution of this Agreement) and obtain evidencing documents of such registration. The Pledgors and the Company shall submit all necessary documents and complete all necessary procedures, as required by PRC laws and regulations and the AMR, to ensure that the Pledge shall be duly established and fully enforceable.

5.2	不限于本协议中的任何规定，在质押期间，目标公司的股东名册原件应由质权人或其指定人保管。

Without limitation to any provision of this Agreement, during the term of the Pledge, the original shareholders’ register of the Company shall be in the custody of Pledgee or its designated person.

5.3	如获质权人事先书面同意，出质人可以增加对目标公司的出资，但前提是出质人对目标公司的任何出资都要受本协议规定之约束。目标公司应根据本第5条规定立即变更其股东名册，并于五（5）个工作日内向市监局进行质押的变更登记。

With the prior written consent of Pledgee, the Pledgors may increase their capital contribution to the Company, provided that any capital contribution by the Pledgors to the Company shall be subject to this Agreement. the Company shall immediately amend the shareholders’ register and register the change to the Pledge with the AMR pursuant to the provisions in this Section 5 within five (5) working days.

6.	出质人和目标公司的声明和保证

Representations and Warranties by the Pledgors and the Company

各出质人和目标公司特此向质权人陈述和保证：

Each Pledgor and the Company hereby represents and warrants to Pledgee that:

6.1	出质人是质押股权的唯一合法所有人。

The Pledgor is the sole legal owner of the Pledged Equity Interest.

6.2	除本协议项下的质押以外，出质人没有在质押股权上设置任何担保权益或其他权利负担。

Except for the Pledge, the Pledgor has not placed any security interest or other encumbrance on the Pledged Equity Interest.

6.3	出质人和目标公司已经取得第三方和政府部门的同意及批准（若需）以签署，交付和履行本协议。

The Pledgor and the Company have obtained any and all approvals and consents from applicable government authorities and third parties (if required) for the execution, delivery and performance of this Agreement.

6.4	本协议的签署、交付和履行均不会：(i)导致违反任何有关的中国法律；(ii)与目标公司章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和（或）继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件。

The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with the Company’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or instrument to which he/she/it is a party or by which he/she/it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

6.5	本协议项下的质押构成对质押股权的第一顺序的担保权益。

The Pledge under the agreement constitutes the first-priority assurance and security interest on and in respect of the Pledged Equity Interest.

6.6	出质人在本协议生效前后向质权人提供的、有关出质人的及本协议要求的所有事项的一切报告、文件及信息在所有实质方面在本协议生效时都是真实、准确和有效的。

All the reports, documents and information relating to the Pledgors and this Agreement, provided by the Pledgors to Pledgee before, during, and after this Agreement comes into effect are true, accurate and effective in all substantial aspects.

7.	出质人和目标公司的承诺和进一步保证

Covenants and Further Assurance by the Pledgors and the Company

7.1	出质人和目标公司在此向质权人承诺，在本协议有效期内，出质人和目标公司：

The Pledgors and the Company hereby jointly and severally covenant to Pledgee, that during the term of this Agreement, the Pledgors and the Company shall:

7.1.1	如未获质权人事先书面同意，不得转让质押股权，或在质押股权上设置或允许设置任何担保权益或其他权利负担，或以其他任何方式处置质押股权，但为履行独家购股权协议的除外；

without Pledgee's prior written consent, not transfer the Pledged Equity Interest, establish or permit the existence of any security interest or other encumbrance on the Pledged Equity Interest, or dispose of the Pledged Equity Interest by any other means, except by the performance of the Exclusive Option Agreement;

7.1.2	遵守适用于质押的所有相关法律法规的规定，在收到相关监管机构就质押发出或起草的任何通知、命令或建议的五（5）个工作日内，向质权人提交该通知、命令或建议，并遵守前述通知、命令或建议，或应质权人合理要求或获质权人同意后，就上述事宜主张权利或提起申诉；

comply with the provisions of all laws and regulations applicable to the Pledge, and within five (5) working days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit claims and appeals with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

7.1.3	知晓或收到相关事件或通知且该事件或通知可能会对质权人就质押股权享有的权利或出质人在本协议项下的其他义务产生影响, 应立即告知质权人。

promptly notify Pledgee of any event or notice received or aware of by the Pledgors and/or the Company that may have an impact on Pledgee’s rights to the Pledged Equity Interest or any portion thereof or other obligations of the Pledgors under this Agreement.

7.2	出质人及目标公司同意，质权人依据本协议获得的与质押相关的权利，不得由目标公司、出质人、出质人的承继人或代表、或任何其他人（以下合称 “相关人员”）通过任何法律程序中断或妨害。

The Pledgors and the Company agree that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by the Company, the Pledgors or any heirs or representatives of the Pledgors or any other persons (collectively, the “Relevant Persons”) through any legal proceedings.

7.2.1	未经质权人事先书面同意，相关人员不会通过任何形式补充、变更或修改目标公司的公司章程、内部细则或其他组织文件，不会增减目标公司的注册资本，也不会通过其他方式变更目标公司的注册资本结构；

Without the prior written consent of Pledgee, the Relevant Persons shall not in any manner supplement, change or amend the articles of association, bylaws or other constitutional documents of the Company, increase or decrease its registered capital, or change the structure of its registered capital in other manners;

7.2.2	未经质权人事先书面同意，相关人员不会在本协议签署后通过任何方式出售、转让、抵押或处置目标公司的任何资产或目标公司业务或收入中的法定或受益权益，也不会允许设置任何相关的担保权益或其他权利负担；或

Without the prior written consent of Pledgee, the Relevant Persons shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any assets of the Company or legal or beneficial interest in the business or revenues of the Company, or allow the encumbrance thereon of any security interest or other encumbrance; or

7.2.3	未经质权人事先书面同意，相关人员应确保目标公司不会通过任何方式向其股东分配股息、作出财产分配、减少资本、启动清算程序或以其他任何形式作出分配。任何分配（包括但不限于分配的资产或清算中的剩余财产）均应视为质押的一部分。

Without the prior written consent of Pledgee, the Relevant Persons shall ensure that the Company shall not in any manner distribute dividends to its shareholder(s), make asset distributions or reduce its capital or initiate liquidation procedures or make any other distributions. Any distributions, including without limitation, the distributed assets or the residual assets in liquidation shall be deemed as part of the Pledge.

7.3	为保护或完善本协议对主协议款项支付所设的担保权益，出质人特此承诺将诚信签署、并促使与质押有关的其他方签署质权人要求的全部证明、协议、契约和/或承诺。出质人还承诺采取、并促使与质押有关的其他方采取质权人为行使本协议赋予其的权利和权力而要求的行动，并与质权人或其指定人签署与质押股权所有权相关的所有文件。出质人承诺在合理时间内向质权人提供质权人要求的与质押相关的全部通知、命令和决定。

To protect or perfect the security interest granted by this Agreement for payments under the Principal Agreements, the Pledgors hereby undertake to execute in good faith and to cause other parties who have interests in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. The Pledgors also undertake to perform and to cause other parties who have interests in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to execute all relevant documents regarding ownership of the Pledged Equity Interest with Pledgee or its designee(s). The Pledgors undertake to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

7.4	出质人特此承诺遵守并履行本协议下的所有保证、承诺、约定、陈述和条件。如果未能履行或仅部分履行上述保证、承诺、约定、陈述和条件，出质人应向质权人赔偿因此导致的全部损失。

The Pledgors hereby undertake to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure to perform all or part of such guarantees, promises, agreements, representations and conditions, the Pledgors shall indemnify Pledgee for all losses resulting therefrom.

8.	行使质权

Exercise of Pledge

8.1	以下事件将构成本协议下的违约事件（“违约事件”）（违约事件将被视为“持续”，除非已被补救或豁免）：

Each of the following shall constitute an event of default (“Event of Default”) hereunder (and an Event of Default is “continuing” if it has not been remedied or waived):

(i)	出质人、目标公司在本协议或任何主协议下作出的任何陈述、保证或声明在任何方面不真实、不完整或不准确；或，出质人、目标公司违反或未能履行本协议或任何主协议下的任何义务、或未能遵守本协议或任何主协议下的任何承诺；或

any statement, warranty or representation made by the Pledgors or the Company under this Agreement or any of the Principal Agreements are not true, complete or accurate in any aspect; or the Pledgors or the Company breach or fail to fulfill any obligation or abide by any covenants and undertakings under this Agreement or any Principal Agreements; or

(ii)	出质人、目标公司在本协议或任何主协议下的一项或多项义务被视为不合法或者无效；

any or more of the obligations of the Pledgors or the Company under this Agreement or any of the Principal Agreements are deemed as unlawful or void.

8.2	一旦发生违约事件以及在违约事件持续的过程中，质权人有权要求出质人立即支付目标公司在服务协议项下之所有未偿款项、偿还任何贷款及支付所有其他应付款项，及质权人有权根据相关有效中国法律行使被担保方的所有权利（包括《中华人民共和国民法典》中的规定），这些权利包括但不限于：

Upon the occurrence and during the continuance of an Event of Default, Pledgee shall have the right to require the Pledgors to immediately pay any amount payable by the Company under the Service Agreement, repay any loans and pay any other due payments, and Pledgee shall have the right to exercise all such rights as a secured party under any applicable PRC law, including the Civil Law Code of the People's Republic of China, as in effect from time to time, including without limitations:

(i)	通过向出质人提前三（3）天发出书面通知，在一个或多个公开或私有交易场合出售部分或全部质押股权，且该等出售可以是以现金、信用交易或未来交付的方式进行；或

to sell all or any part of the Pledged Equity Interest at one or more public or private sales upon three (3) days’ written notice to the Pledgors, and any such sale or sales may be made for cash, upon credit, or for future delivery; or

(ii)	以中国法律允许的最低价格，与出质人签署协议购买质押股权。

to execute an agreement with the Pledgors to acquire the Pledged Equity Interest based on the lowest price as permitted by the applicable PRC laws at the time ..

8.3	如质权人要求，出质人和目标公司应采取所有合法和适当的行动，保证质权人行使其质押权利。就前述而言，出质人和目标公司应按质权人合理要求，签署所有文件和材料及采取所有措施和行动。

The Pledgors and the Company, at the request of Pledgee, shall take all lawful and appropriate actions to secure Pledgee’s exercise of the Pledge right. For the purpose of the foregoing, the Pledgors and the Company shall sign all the documents and materials and carry out all measures and take all actions reasonably required by Pledgee.

9.	转让

Assignment

9.1	未获质权人事先书面同意，目标公司和出质人不得向任何第三方转让其各自在本协议项下的任何权利和义务。

The Company or either Pledgors shall not assign any of their respective rights or obligations under this Agreement to any third party without the prior written consent of Pledgee.

9.2	目标公司和出质人特此同意，质权人可以其完全自主判断自行转让其在本协议项下的权利和义务，且仅需向目标公司和出质人发出书面通知。

The Company and the Pledgors hereby agree that Pledgee may assign its rights and obligations under this Agreement as Pledgee may decide, at its sole discretion, and such transfer shall only be subject to a written notice sent to the Company and the Pledgors.

9.3	本协议的条款和条件应为当事方各自的继承人和经许可的受让人之利益而生效，并应约束当事方各自的继承人和受让人。除非本协议明示规定，本协议的任何规定（明示和默示的）均不意图赋予除本协议当事方或其各自继承人和受让人之外的任何他方本协议项下或源于本协议的任何权利、救济、义务、或责任。

The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties. Save as expressly provided in this Agreement, nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

9.4	如果在任何时候，由于任何中国法律、法规或规章的颁布或改变，或由于对该等法律、法规或规章的解释或适用的改变，或由于有关登记程序的改变，使质权人认为维持本协议生效及/或以本协议规定的方式处分质押股权变为不合法或与该等法律、法规或规章相违背时，出质人和目标公司应立即按质权人的书面指令，采取任何行动，和/或签署任何协议或其他文件，以：(i)保持本协议有效；(ii)便利地以本协议规定的方式处分质押股权；和/或(iii)维持或实现本协议设立的或意图设立的担保。

If at any time, as a result of any promulgation or modification of PRC laws, regulations or rules, or due to the change in the interpretation or application of such laws, regulations or rules, or owing to the change of the relevant registration procedures, which make Pledgee believe that keeping this agreement effective and/or exercising the Pledge in the form of the provisions of this agreement is illegal or contradicts with such laws, regulations or rules, the Pledgors and the Company should take any action, and/or sign any agreement or other documents instructed in written by Pledgee to: (i) keep this Agreement valid and effective; (ii) dispose the pledge equity in the form as provided for in this Agreement in a convenient manner; and/or (iii) maintain or achieve the guarantee that this Agreement established or intents to set up.

10.	完整协议和协议修改

Entire Agreement and Amendment to Agreement

10.1	本协议及本协议中明确提到或包含的全部约定和/或文件，构成关于本协议标的事项的完整协议，取代各方先前就本协议标的事项达成的所有口头约定、合同、谅解和交流。

This Agreement and all agreements and/or documents mentioned or included explicitly by this Agreement constitute the complete agreement with respect to the subject matter of this Agreement and shall supersede any and all prior oral agreements, contracts, understandings and communications made by the Parties with respect to the subject matter of this Agreement.

10.2	对本协议的任何修改应以书面方式作出，并仅在本协议各方签字后生效。经各方正式签署的修改协议或补充协议构成本协议的组成部分，与本协议具有同等法律效力。

Any modification of this Agreement shall be made in a written form and shall only become effective upon execution by all Parties of this Agreement. Modifications and supplements to this Agreement duly executed by the Parties shall be parts of this Agreements and shall have the same legal effect as this Agreement.

11.	管辖法律

Governing Law

本协议受中国法律管辖且据其进行解释。

This Agreement shall be construed in accordance with and governed by the laws of the PRC.

12.	争议解决

Dispute Resolution

12.1	因本协议产生或与本协议相关的任何争议或主张应由各方通过友好协商的方式解决。如果各方未能解决争议，应将争议提交到杭州国际仲裁院（“仲裁委”），由仲裁会按照申请仲裁时有效的仲裁委仲裁规则经由仲裁解决。仲裁地为杭州，仲裁语言为中文。只用一名仲裁员仲裁，该仲裁员由仲裁委指定。仲裁裁决具终局性且对各方都有约束力。

Any dispute or claim arising out of or in connection with or relating to this Agreement shall be resolved by the Parties in good faith through negotiations. In case no resolution can be reached by the Parties, such dispute shall be submitted to the Hangzhou Court of International Arbitration (the “Arbitration Commission”) for arbitration in accordance with its rules of arbitration in effect at the time of applying for such arbitration and the place of arbitration shall be in Hangzhou, and the language of arbitration shall be Chinese. The arbitration tribunal shall be composed of only one arbitrator, which shall be appointed by the arbitration commission. The arbitral award shall be final and binding upon all Parties.

12.2	在争议解决和仲裁程序进行过程中，除了本协议正在仲裁的事宜以外，双方应在实际可行的前提下继续履行本协议。每一方应自行承担为解决任何争议而发生的费用，但仲裁费应由双方平均分担。

Throughout any dispute resolution and arbitration proceedings, the Parties shall continue to perform this Agreement, to the extent practical, with the exception of the matter that is under arbitration. Each Party shall be responsible for his/her/its own expenses in connection with resolving any Dispute, but the arbitration fees shall be shared equally.

13.	生效日和期限

Effective Date and Term

13.1	本协议应于文首所载日期签署并生效。

This Agreement shall be executed and take effect as of the date first set forth above.

13.2	本协议在目标公司存续期间持续有效，除非根据质权人的事先书面通知终止。

This Agreement shall remain effective as long as the Company exists unless terminated upon the prior written notice of the Pledgee.

14.	通知

Notices

任何一方按本协议规定发出的通知或其他通信应以英文或中文语书写，并可以专人递送、挂号邮寄、邮资预付邮寄、或受承认的专递服务的形式发送到有关各方不时指定的收件地址。通知被视为实际到达的日期，应按如下方式确定：(i)专人递送的通知，专人递送当日即视为已实际送达；以及(ii)用信函发出的通知，则在邮资付讫的航空挂号信寄出日（依邮戳为准）后的第十（10）天，即视为已实际送达，或在送交专递服务公司后的第四（4）天，即视为已实际送达。

Notices or other communications required to be given by any party pursuant to this Agreement shall be written in English and Chinese and delivered personally or sent by registered mail or postage prepaid mail or by a recognized courier service to the address of each relevant party as specified by such party from time to time. The date when a notice is deemed to be duly served shall be determined as follows: (i) a notice delivered personally is deemed duly served upon delivery; and (ii) a notice sent by mail is deemed duly served on the tenth (10th) day after the date when the postage prepaid registered airmail is posted (as evidenced by the postmark), or on the fourth (4th) day after the date when the notice is delivered to an internationally-recognized courier service agency.

15.	可分割性

Severability

15.1	如果本协议项下的任何条款因与有关法律不一致而无效或不可执行，则该条款仅在有关法律的管辖范围之内被视为无效或不可执行，并且本协议其他条款的有效性, 合法性和可强制执行性不受其影响。

If any provision of this Agreement is judged to be invalid or unenforceable because it is inconsistent with applicable laws, such invalidity or unenforceability shall be only with respect to such laws, and the validity, legality and enforceability of the other provisions hereof shall not be affected.

15.2	无论本协议是否已终止，任何一方对于以下信息均负有保密义务：(i)本协议之签署、履行及本协议之内容；(ii)各方在讨论、签订、执行本协议过程中所获悉的属于其他方的且无法自公开渠道获得的文件及资料，包括但不限于知识产权、商业秘密、经营计划、市场活动、财务信息、技术信息、经营信息及其他非公开信息（以下合称为“保密信息”）。任何一方仅可就其履行其在本协议项下义务之目的而使用该等保密信息。未经质权人事先书面许可，目标公司及出质人均不得向任何第三方披露上述保密信息，否则应承担违约责任并赔偿损失。

No matter whether this agreement has been terminated, each party has the obligation to keep confidential for the following information: (i) the signing, performance, and the content of this agreement; (ii) documents and information sources acquired in the process of discussion, signing, execution and performance of this Agreement that belong to the other party and are not open to the public, including but not limited to, intellectual property, trade secrets, business plans, marketing activities, financial information, technical information, business information and other non-public information (hereinafter referred to as the "confidential information"). Each party can only use such confidential information for the purpose of performing his/her/its obligations under this agreement and without the written consent of the Pledgee, the Company or the Pledgors shall not disclose such confidential information to any third party, otherwise he/she/it shall bear the liability for breach of contract and compensate the losses.

16.	语言

Languages

本协议以中文和英文书就，两种文本具备同等法律效力。两种文本若有不一致之处，应以中文为准

This Agreement is being executed in both Chinese and English versions. Both versions shall have the same legal effect. In case of any discrepancy between the two versions, the Chinese version shall prevail.

17.	文本

Counterparts

本协议由协议各方签署四（4）份原件，各方各执一（1）份，所有原件具有同等法律效力。本协议可以一份或多份副本方式签署。

This Agreement shall be executed in four (4) originals by all Parties, with each Party holding one (1) original. All originals shall have the same legal effect. The Agreement may be executed in one or more counterparts.

[后附签字页Signature Pages Follow]

有鉴于此，各方于文首所述日期正式签署本协议。

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.

质权人：宁波车壹企业咨询有限公司

Pledgee: Ningbo Cheyi Enterprise Consulting Co., Ltd.

授权代表：王冬冬

Authorized Representative:

签字/Signature:	/s/ Dongdong Wang

盖章：（公章）

Seal: (Seal)

目标公司：浙江车壹网络科技有限公司

Company: Zhejiang Cheyi Network Technology Co., Ltd.

授权代表：王冬冬

Authorized Representative: WANG Dongdong

签字/Signature:	/s/ Dongdong Wang

盖章：（公章）

Seal: (Seal)

股权质押协议 Equity Interest Pledge Agreement

签字页 Signature Page

有鉴于此，各方于文首所述日期正式签署本协议。

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.

出质人/ Pledgors：王冬冬 / WANG Dongdong

签字/Signature:	/s/ Dongdong Wang

出质人/ Pledgors：余玲 / YU Ling

签字/Signature:	/s/ Ling Yu

股权质押协议 Equity Interest Pledge Agreement

签字页 Signature Page

附件1 出质人

SCHEDULE 1 PLEDGORS

序号 No.	姓名 NAME	身份证号 ID No.
1.	王冬冬 / WANG Dongdong
2.	余玲 / YU Ling

股权质押协议 Equity Interest Pledge Agreement

附件1 SCH1